UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2014

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
(Address of principal executive offices)

Registrant’s telephone number, including area code:   +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Shire plc (“Shire”) hereby amends the Current Report on Form 8-K filed by Shire on January 24, 2014 in order to include the historical consolidated financial statements of ViroPharma Incorporated and its subsidiaries (“ViroPharma”) that are required by Item 9.01(a) of Form 8-K and the pro forma financial information that is required by Item 9.01(b) of Form 8-K. Except as described above and below, all other information in Shire’s Form 8-K filed on January 24, 2014 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of ViroPharma Incorporated and subsidiaries as of December 31, 2012 and 2011, and the audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, and the notes related thereto, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

The unaudited consolidated balance sheet of ViroPharma Incorporated and subsidiaries as of September 30, 2013, and the unaudited consolidated statements of operations and consolidated statements of comprehensive income/(loss), stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto, are filed herewith as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Shire and ViroPharma’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to ViroPharma Incorporated

99.2	Shire and ViroPharma’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013

99.3
ViroPharma Incorporated and subsidiaries’ audited consolidated balance sheets as of December 31, 2012 and 2011, and audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, and the notes related thereto

99.4
ViroPharma Incorporated and subsidiaries’ unaudited consolidated balance sheet as of September 30, 2013, and unaudited consolidated statements of operations and consolidated statements of comprehensive income/(loss), stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ Tatjana May
	Name:	Tatjana May
	Title:	General Counsel

Dated: April 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm to ViroPharma Incorporated

99.2	Shire and ViroPharma’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2013

99.3
ViroPharma Incorporated and subsidiaries’ audited consolidated balance sheets as of December 31, 2012 and 2011, and audited consolidated statements of operations, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2012, 2011 and 2010, and the notes related thereto

99.4
ViroPharma Incorporated and subsidiaries’ unaudited consolidated balance sheet as of September 30, 2013, and unaudited consolidated statements of operations and consolidated statements of comprehensive income/(loss), stockholders’ equity and cash flows for the nine months ended September 30, 2013 and 2012, and the notes related thereto